                                                                   EXHIBIT 10.13
                                                                  EXECUTION COPY

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                          MBIA INSURANCE CORPORATION,
                                   as Insurer


                           MEGO MORTGAGE CORPORATION,
                                   as Seller


                                      and

                        GREENWICH CAPITAL MARKETS, INC.
                                 as Underwriter




                           INDEMNIFICATION AGREEMENT


                  Mego Mortgage FHA Title I Loan Trust 1996-1
           FHA Title I Loan Asset-Backed Certificates, Series 1996-1
                  Class A-1, Class A-2, Class A-3 and Class S


                           Dated as of March 29, 1996

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                               TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
Section 1.    Definitions...................................................................1

Section 2.    Representations and Warranties of the Insurer.................................2

Section 3.    Agreements, Representations and Warranties of the Underwriter.................3

Section 4.    Agreements, Representations and Warranties of the Seller......................3

Section 5.    Indemnification...............................................................5

Section 6.    Insurer Undertaking...........................................................5

Section 7.    Notice To Be Given Insurer....................................................5

Section 8.    Notice To Be Given the Underwriter............................................6

Section 9.    Notice To Be Given the Seller.................................................7

Section 10.   Contribution..................................................................8

Section 11    Notices.......................................................................9

Section 12.   Governing Law, Etc...........................................................10

Section 13.   Insurance Agreement..........................................................10

Section 14.   Limitations..................................................................10

Section 15.   Counterparts.................................................................10


TESTIMONIUM....................................................................Signature Page
SIGNATURES.....................................................................Signature Page





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                           INDEMNIFICATION AGREEMENT
     This Agreement, dated as of March 29, 1996 (this "Agreement"), is by and among MBIA Insurance Corporation (the "Insurer"), as the Insurer under the Certificate Guaranty Insurance Policy (the "Policy") issued in connection with the Certificates described below, Mortgage Corporation (the "Seller") and Greenwich Capital Markets, Inc. (the "Underwriter").

     Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Pooling and Servicing Agreement (as defined below).

     "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

     "Certificates" means the Mego Mortgage FHA Title I Loan Trust 1996-1, FHA Title I Loan Asset-Backed Certificates, Series 1996-1 issued pursuant to the Pooling and Servicing Agreement.

     "Depositor" means Financial Asset Securities Corp.

     "Indemnified Party" means any party entitled to any indemnification pursuant to Section 5 below, as the context requires.

     "Indemnifying Party" means any party required to provide indemnification pursuant to Section 5 below, as the context requires.

     "Insurance Agreement" means the Insurance Agreement, dated as of March 21, 1996, by and among the Seller, as seller, claims administrator and servicer, the Depositor, First Trust of New York, National Association, as trustee, Norwest Bank Minnesota, N.A., as master servicer and the Insurer.

     "Insurer Party" means the Insurer and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

     "Losses" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

     "Person" means any individual, partnership, joint venture, corporation, trust fund or unincorporated organization or any government or agency or political subdivision thereof.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of March 21, 1996 among the Depositor, as depositor, the Seller, seller, claims administrator and servicer, and First Trust of New York, National Association, as trustee.

     "Prospectus Supplement" means the Prospectus Supplement with respect to the Class A Certificates dated March 28, 1996.

     "Seller Party" means the Seller, each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

     "State Securities Law" means any state, local or foreign statute, and any rule or regulation thereunder, regulating (i) transactions and dealings in securities, (ii) any Person or entity engaging in such transactions or advising with respect to securities or (iii) investment companies.

     "Underwriting Party" means the Underwriter, each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is defined in the Act) or any of the foregoing.

     Section 2. REPRESENTATIONS AND WARRANTIES OF THE INSURER. The Insurer represents and warrants to the Seller as follows:

           (a) Organization and Licensing. The Insurer is a duly incorporated and existing New York stock insurance company licensed to transact financial guaranty insurance business under the laws of the State of New York.

           (b) Corporate Power. The Insurer has the corporate power and authority to issue the Policy and execute and deliver this Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

           (c) Authorization; Approvals. The issuance of the Policy and the execution, delivery and performance of this Agrreement and the Insurance Agreement have been duly




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


      authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policy, this Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Insurer.

           (d) Enforceability. The Policy, when issued, and this Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable against the Insurer in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally and to general principles of equity and, in the case of this Agreement, subject to principles of public policy limiting the right to enforce the indemnification provisions contained herein insofar as such provisions relate to indemnification for liabilities arising under the securities laws.

           (e) Financial Information. The balance sheet of the Insurer as of December 31, 1994 and the related statements of income, stockholders' equity and cash flows for the fiscal year then ended, and the accompanying footnotes, together with an opinion thereon dated February
      1, 1995 of Coopers & Lybrand, independent certified public accountants, a copy of which is attached as Annex I to the Prospectus Supplement (the "Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The balance sheet of the Insurer as of September 30, 1995 and the related statements of income, stockholders' equity and cash flows for the period then ended, a copy of which is attached as Annex I to the Prospectus Supplement (the "Insurer Unaudited Financial Statements" and, together with the Insurer Audited Financial Statements, the "Insurer Financial Statements") present fairly in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Insurer Audited Financial Statements, and, since September 30, 1995 there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

           (f) Insurer Information. The information in the Prospectus Supplement as of the date hereof under the captions "THE CERTIFICATE GUARANTY INSURANCE POLICY" and "THE CERTIFICATE INSURER" (the "Insurer Information") is true and correct in all material respects.




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           (g) No Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations or which would materially and adversely affect its ability to perform its obligations under this Agreement, the Policy or the Insurance Agreement.

           (h) Exemption From Registration. The Policy is exempt from registration under the Act.

     Section 3.  AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE
UNDERWRITER. The Underwriter represents and warrants to and agrees with the Seller and the Insurer that the information as of the date hereof under the caption "METHOD OF DISTRIBUTION" in the Prospectus Supplement and the third paragraph of page S-2 of the Prospectus Supplement (the "Underwriter Information") is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state therein a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 4. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to and agrees with the Insurer as follows:

           (a) Seller Information. The information in the "Prospectus Supplement (other than the Insurer Information, the Insurer Financial Statements and the Underwriter Information) (the "Seller Information") is true and correct in all material respects and does not contain any untrue statement of a material fact, or omit to state therein a fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (b) Organization. The Seller is duly incorporated under the laws of the state of its incorporation. The Seller is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it, makes such qualification necessary.

           (c) Corporate Power. The Seller has the corporate power and authority to execute and deliver this Agreement, the Insurance Agreement and the Pooling and Servicing Agreement and to perform all of its obligations hereunder and thereunder.

           (d) Authorization; Approvals. The execution, delivery and performance of this Agreement, the Insurance Agreement and the Pooling and Servicing Agreement by the Seller have been duly authorized by all necessary corporate proceedings. No further



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      approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Seller's board of directors or stockholders, are necessary for this Agreement, the Insurance Agreement and the Pooling and Servicing Agreement to constitute the legal, valid and binding obligations of the Seller.

           (e) Enforceability. This Agreement, the Insurance Agreement and the Pooling and Servicing Agreement will each constitute a legal, valid and binding obligation of the Seller, each enforceable in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Seller and to general principles of equity and, in the case of this Agreement and the Insurance Agreement, subject to principles of public policy limiting the right to enforce the indemnification provisions contained herein insofar as such provisions relate to indemnification for liabilities arising under the securities laws.

           (f) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Seller's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations or which would materially and adversely affect its ability to perform its obligations under this Agreement, the Insurance Agreement or the Pooling and Servicing Agreement.

           (g) No Conflicts. To the extent material to the enforceability of the Insurance Agreement, this Agreement or the Pooling and Servicing Agreement, neither the execution by the Seller of the Insurance Agreement, this Agreement or the Pooling and Servicing Agreement, nor the performance by the Seller of its obligations thereunder, will conflict with any provisions of the certificate of incorporation or the bylaws of the Seller, nor result in a breach of, or constitute a default under, any material agreement or other instrument to which the Seller is a party or by which any of its property is bound, nor violate any judgment, order or decree applicable to the Seller of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over the Seller.

      Section 5. INDEMNIFICATION. (a) The Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Seller Party and each Underwriter Party against any and all Losses incurred by it with respect to the offer and sale of any of the Class A Certificates and resulting from the Insurer's breach of any of its representations and warranties set forth in Section 2 of this Agreement.

      (b) The Underwriter hereby agrees upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Seller Party and each Insurer Party



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against any and all Losses incurred by it with respect to the offer and sale of any Certificates and resulting from the Underwriter's breach of any of its representations and warranties set forth in Section 3 of this Agreement.

     (c) The Seller hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Certificates and resulting from the Seller's breach of any of its representations and warranties set forth in Section 4 of this Agreement.

     (d) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

     Section 6. INSURER UNDERTAKING. The Insurer hereby agrees that, in connection with the sale of any of the Certificates, the Insurer will furnish to either the Underwriter or the Seller, upon written request of such party and not at the expense of the Insurer, copies of the Insurer's most recent financial statements (annual or interim, as the case may be) prepared in accordance with generally accepted accounting principles (subject, as to interim statements, to normal year-end adjustments) within a reasonable time after they are available.

     Section 7.  NOTICE TO BE GIVEN INSURER.  Except as provided below in
Section 10 with respect to contribution, the indemnification provided herein by the Insurer shall be the exclusive remedy of each Underwriter Party or Seller Party for the Losses resulting from the Insurer's breach of a representation, warranty or agreement hereunder; provided, however, that each Underwriter Party or Seller Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle any Underwriter Party or Seller Party to be indemnified under this Agreement, such party shall give the Insurer written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Insurer shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Underwriter Party or Seller Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Insurer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Insurer,



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(2) the Insurer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include, on the one hand, the Insurer, and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Insurer (in which case, if such Indemnified Party notifies the Insurer in writing that it elects to employ separate counsel at the expense of the Insurer, the Insurer shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Insurer, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Insurer shall not be liable for the fees and expenses of more than one counsel for all Seller Parties and more than one counsel for all Underwriter Parties. The Underwriter Parties or Seller Parties shall cooperate with the Insurer Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section 5(a) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Seller Party or each Underwriter Party, who is subject to such claim or action, on the one hand, and each Insurer Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Seller Party or Underwriter Party, shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Seller Party or Underwriter Party. Any failure by a Seller Party or an Underwriter Party, to comply with the provisions of this Section shall relieve the Insurer of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Insurer's financial liability hereunder, and then only to the extent of such prejudice.

     Section 8. NOTICE TO BE GIVEN THE UNDERWRITER. Except as provided below in Section 10 with respect to contribution, the indemnification provided herein by the Underwriter shall be the exclusive remedy of any Insurer Party or Seller Party for the Losses resulting from the Underwriter's breach of a representation, warranty or agreement hereunder; provided, however, that each Insurer or Party Seller Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle any Insurer Party or Seller Party to be indemnified under this Agreement, such party shall give the Underwriter written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The UnderwriterUnderwriter shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Insurer Party, each Seller Party or each DepositoSeller Party, as the case may be. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the



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Underwriter, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Underwriter, (2) the Underwriter has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include, on the one hand, the Underwriter, and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Underwriter (in which case, if such Indemnified Party notifies the Underwriter in writing that it elects to employ separate counsel at the expense of the Underwriter, the Underwriter shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the UnderwriterUnderwriter, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Underwriter shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties or more than one counsel for all Seller Parties. The Insurer Parties and Seller Parties shall cooperate with the Underwriter Parties in resolving any event which would give rise to an indemnification obligation pursuant to Section 5(b) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Insurer Party or each Seller Party, as the case may be, who is subject to such claim or action, on the one hand, and each Underwriter Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Insurer Party or such Seller Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party, or such Seller Party. Any failure by an Insurer Party or an Seller Party, as the case may be, to comply with the provisions of this Section shall relieve the Underwriter of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Underwriter's liability hereunder, and then only to the extent of such prejudice.

     Section 9.  NOTICE TO BE GIVEN THE SELLER.  Except as provided below in
Section 10 with respect to contribution, the indemnification provided herein by the Seller shall be the exclusive remedy of each Insurer Party, or each Underwriter Party for the Losses resulting from the Seller's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party or the Underwriter Party, shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted




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





which may entitle an Insurer Party or an Underwriter Party to be indemnified under this Agreement, such party shall give the Seller written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Seller shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Insurer Party or each Underwriter Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Seller, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Seller, (2) the Seller has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include, on the one hand, the Seller, and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Seller (in which case, if such Indemnified Party notifies the Seller in writing that it elects to employ separate counsel at the expense of the Seller, the Seller shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Seller, and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Seller shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties and more than one counsel for all Underwriter Parties. The Insurer Parties and the Underwriter Parties shall cooperate with each Seller Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 5(c) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of each Insurer Party, or Underwriter Party who is subject to such claim or action, on the one hand, and the Seller Party, on the other hand; provided, however, that the consent of such Insurer Party or Underwriter Party, shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party or Underwriter Party. Any failure by an Insurer Party or Underwriter Party, as the case may be, to comply with the provisions of this Section shall relieve the Seller of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Seller's liability hereunder, and then only to the extent of such prejudice.

     Section 10. CONTRIBUTION. (a) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Underwriter Party or Seller Party (other than by reason of failure to comply with Section 5 or 7 of this Agreement), the Insurer shall contribute to the compensation for Losses arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of and relative benefit to all Underwriter Parties, all Seller Parties and all Insurer Parties, respectively.

     (b) To provide for just and equitable contribution if the indemnification provided by the Seller is determined to be unavailable for any Insurer
Party (other than by reason of failure to comply with Section 5 or 9 of this Agreement), the Seller shall contribute to the compensation for Losses arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of and relative benefit to all Underwriter Parties, Seller Parties and all Insurer Parties.

     (c) To provide for just and equitable contribution if the indemnification provided by the Underwriter is determined to be unavailable for any Insurer Party or Seller Party (other than by reason of failure to comply with Section 5 or 8 of this Agreement), the Underwriter shall contribute to the compensation for Losses arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of and relative benefit to all Underwriter Parties, all Seller Parties and all Insurer Parties.

     (d) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2, 3, or 4 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

     (e) Relative benefit with respect to the Seller, the Underwriter and the Insurer shall be deemed to be in the same proportions as (i) the net proceeds from the sale of the Loans as specified


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


in the Purchase Agreement received by the Seller bears to (ii) the total underwriting discounts and commissions received by the Underwriter in connection with the offering the Class A Certificates and (iii) the aggregate Premium (as defined in the Insurance Agreement) paid to the Insurer, as the case may be.

     (f) The parties hereto agree that the Insurer shall be solely responsible for the Insurer Information and for the Insurer Financial Statements, that the Underwriter shall be responsible for the Underwriter Information, Prospectus Supplement.

     (g) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (h) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter Party, any Seller Party, or any Insurer Party, (ii) the issuance of any Certificates or the Policy or
(iii) any termination of the Pooling and Servicing Agreement.

     (i) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

     Section 11. NOTICES. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

             If to the Insurer:     MBIA Insurance Corporation
                                    113 King Street
                                    Armonk, NY  10504
                                    Attention:  General Counsel

             If to the Underwriter: Greenwich Capital Markets, Inc.
                                    600 Steamboat Road
                                    Greenwich, CT  06830
                                    Attention:  Kari Skilbred




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

     If to the Seller:             Mego Mortgage Corporation
                                   210 Interstate North Parkway
                                   Suite 250
                                   Atlanta, GA  30339
                                   Attention: Jeff Moore

     Section 12. GOVERNING LAW, ETC. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each party hereto.

     Section 13. INSURANCE AGREEMENT. This Agreement in no way limits or otherwise affects the indemnification obligations of the Seller under the Insurance Agreement.

     Section 14. LIMITATIONS. Nothing in this Agreement shall be construed as a representation or undertaking by the Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), or any other rating agency (collectively, the "Rating Agencies").

     Section 15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                       MBIA INSURANCE CORPORATION


                                       By /s/
                                         ------------------------------------
                                       Title
                                            ---------------------------------


                                       MEGO MORTGAGE CORPORATION


                                       By /s/
                                         ------------------------------------
                                       Title
                                            ---------------------------------


                                       GREENWICH CAPITAL MARKETS, INC.


                                       By /s/
                                         ------------------------------------
                                       Title
                                            ---------------------------------









Mego 1996-1
Indemnification Agreement
Signature Page